                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 14, 2003


                          Citizens Banking Corporation
             (Exact name of registrant as specified in its charter)


                                    Michigan
                 (State or other jurisdiction of incorporation)


        0-10535                                              38-2378932

(Commission File Number)                       (IRS Employer Identification No.)

                 328 South Saginaw Street, Flint, Michigan 48502
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (810) 766-7500

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

         On March 14, 2003, Citizens Banking Corporation distributed its 2002 annual report to shareholders to its shareholders along with its proxy materials for its 2003 annual meeting of shareholders. An excerpt from that annual report containing selected financial data, audited financial statements and management's discussion and analysis of financial condition and results of operations is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7:  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits


Exhibit 99.1: Excerpt from 2002 Annual Report to Shareholders


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 14, 2003                                CITIZENS BANKING CORPORATION


                                              /s/Thomas W. Gallagher
                                              ----------------------------------
                                              By: Thomas W. Gallagher
                                              General Counsel and Secretary

                                  EXHIBIT INDEX


Number                     Description

99.1              Excerpt from 2002 Annual Report to Shareholders